Stock Option and Incentive Plan	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Stock Option and Incentive Plan
Stock Option and Incentive Plan

At the Company's 2012 annual meeting of stockholders held on May 15, 2012, the stockholders of the Company approved the Boston Properties, Inc. 2012 Stock Option and Incentive Plan (the “2012 Plan”). The 2012 Plan replaced the 1997 Stock Option and Incentive Plan (the “1997 Plan”). The material terms of the 2012 Plan include, among other things: (1) the maximum number of shares of common stock reserved and available for issuance under the 2012 Plan is the sum of (i) 13,000,000 newly authorized shares, plus (ii) the number of shares available for grant under the 1997 Stock Plan immediately prior to the effective date of the 2012 Plan, plus (iii) any shares underlying grants under the 1997 Plan that are forfeited, cancelled or terminated (other than by exercise) in the future; (2) “full-value” awards (i.e., awards other than stock options) are multiplied by a 2.32 conversion ratio to calculate the number of shares available under the 2012 Plan that are used for each full-value award, as opposed to a 1.0 conversion ratio for each stock option awarded under the 2012 Plan; (3) shares tendered or held back for taxes will not be added back to the reserved pool under the 2012 Plan; (4) stock options may not be re-priced without stockholder approval; and (5) the term of the 2012 Plan is for ten years from the date of stockholder approval.
On January 28, 2013, the Company's Compensation Committee approved multi-year long-term incentive program (MYLTIP) awards under the Company's 2012 Plan to officers and employees of the Company. MYLTIP awards utilize total return to shareholders ("TRS") over a three-year measurement period, on an annualized, compounded basis, as the performance metric. Earned awards will be based on the Company's TRS relative to (i) the Cohen & Steers Realty Majors Portfolio Index (50% weight) and (ii) the NAREIT Office Index adjusted to exclude the Company (50% weight). Earned awards will range from zero to a maximum of approximately $30.7 million depending on the Company's TRS relative to the two indices, with four tiers (threshold: approximately $5.1 million; target: approximately $10.2 million; high: approximately $20.5 million; exceptional: approximately $30.7 million) and linear interpolation between tiers. Earned awards measured on the basis of relative TRS performance are subject to an absolute TRS component in the form of relatively simple modifiers that (A) reduce the level of earned awards in the event the Company's annualized TRS is less than 2% and (B) cause some awards to be earned in the event the Company's annualized TRS is more than 10% even though on a relative basis alone the Company's TRS would not result in any earned awards.
Earned awards (if any) will vest 25% on February 4, 2016, 25% on February 4, 2017 and 50% on February 4, 2018, based on continued employment. Vesting will be accelerated in the event of a change in control, termination of employment by the Company without cause, termination of employment by the award recipient for good reason, death, disability or retirement. If there is a change of control prior to February 4, 2016, earned awards will be calculated based on TRS performance up to the date of the change of control. MYLTIP awards are in the form of LTIP Units issued on the grant date which (i) are subject to forfeiture to the extent awards are not earned and (ii) prior to the performance measurement date are only entitled to one-tenth (10%) of the regular quarterly distributions payable on common partnership units.
On March 11, 2013, the Company announced that Owen D. Thomas would succeed Mortimer B. Zuckerman as the Company's Chief Executive Officer, effective April 2, 2013. On April 2, 2013, the Company issued 24,231 LTIP units, 38,926 2013 MYLTIP Units and 50,847 non-qualified stock options under the 2012 Plan to Mr. Thomas, pursuant to his employment agreement. Mr. Zuckerman will continue to serve as Executive Chairman for a transition period and thereafter is expected to continue to serve as the Non-Executive Chairman of the Board.  In connection with succession planning, the Company and Mr. Zuckerman entered into a Transition Benefits Agreement. If Mr. Zuckerman remains employed by the Company through July 1, 2014, he will be entitled to receive on January 1, 2015 a lump sum cash payment of $6.7 million and an equity award with a targeted value of approximately $11.1 million. The cash payment and equity award vest one-third on each of March 10, 2013, October 1, 2013 and July 1, 2014, subject to acceleration in certain circumstances. As a result, the Company recognized approximately $13.8 million of compensation expense during the year ended December 31, 2013. In addition, the agreement provides that if Mr. Zuckerman terminates his employment with the Company for any reason, voluntarily or involuntarily, he will become fully vested in any outstanding equity awards with time-based vesting. As a result, during the year ended December 31, 2013, the Company accelerated the remaining approximately $12.9 million of stock-based compensation expense associated with Mr. Zuckerman's unvested long-term equity awards.

Under the Financial Accounting Standards Board's Accounting Standards Codification (“ASC”) 718 “Compensation-Stock Compensation” the MYLTIP awards granted to employees in February 2013 and granted to Mr. Thomas in April 2013 have an aggregate value of approximately $9.2 million, which amount will generally be amortized into earnings over the five-year plan period under the graded vesting method.
The Company issued 36,730, 20,756 and 19,030 shares of restricted common stock and 184,733, 174,650 and 190,067 LTIP Units to employees and non-employee directors under the 1997 Plan and 2012 Plan during the years ended December 31, 2013, 2012 and 2011. The Company issued 252,220, 186,007 and 146,844 non-qualified stock options under the 1997 Plan during the years ended December 31, 2013, 2012 and 2011. The amounts issued during 2013 include the amounts issued to Mr. Thomas pursuant to his employment agreement, as discussed above. The Company issued 400,000 2011 OPP Units to employees under the 1997 Plan during the year ended December 31, 2011. The Company issued 400,000 2012 OPP Units to employees under the 1997 Plan during the year ended December 31, 2012. The Company issued 318,926 2013 MYLTIP Units to employees under the 2012 Plan during the year ended December 31, 2013, including the amounts issued to Mr. Thomas pursuant to his employment agreement, as discussed above. Employees and directors paid $0.01 per share of restricted common stock and $0.25 per LTIP Unit, OPP Unit and 2013 MYLTIP Unit. An LTIP Unit is generally the economic equivalent of a share of restricted stock in the Company. The aggregate value of the LTIP Units is included in noncontrolling interests in the Consolidated Balance Sheets. Grants of restricted stock and LTIP Units to employees vest in four equal annual installments. Restricted stock is measured at fair value on the date of grant based on the number of shares granted, as adjusted for forfeitures, and the closing price of the Company’s Common Stock on the date of grant as quoted on the New York Stock Exchange. Such value is recognized as an expense ratably over the corresponding employee service period. Non-qualified stock options, which are valued using the Black-Scholes option-pricing model, are recognized as an expense ratably over the corresponding employee service period. As the 2011 OPP Awards, 2012 OPP Awards and 2013 MYLTIP Awards are subject to both a service condition and a market condition, the Company recognizes the compensation expense related to the 2011 OPP Awards, 2012 OPP Awards and 2013 MYLTIP Awards under the graded vesting attribution method. Under the graded vesting attribution method, each portion of the award that vests at a different date is accounted for as a separate award and recognized over the period appropriate to that portion so that the compensation cost for each portion should be recognized in full by the time that portion vests. Dividends paid on both vested and unvested shares of restricted stock are charged directly to Dividends in Excess of Earnings in the Consolidated Balance Sheets. Aggregate stock-based compensation expense associated with restricted stock, non-qualified stock options, LTIP Units, 2011 OPP Units, 2012 OPP Units and 2013 MYLTIP Units was approximately $43.9 million, $28.3 million and $28.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. For the year ended December 31, 2013, stock-based compensation expense includes approximately $21.5 million consisting of the acceleration of the expense of the Company’s Executive Chairman’s stock-based compensation awards and the stock-based compensation awards associated with his transition benefits agreement related to the Company's succession planning. For the year ended December 31, 2012, stock-based compensation expense includes approximately $2.7 million consisting of the acceleration of vesting of the Company’s Chief Operating Officer’s stock-based compensation awards associated with his resignation. Upon the conclusion of the three-year measurement period in February 2011, the 2008 OPP Awards were not earned, the program was terminated and the Company accelerated the then remaining unrecognized compensation expense totaling approximately $4.3 million during the year ended December 31, 2011. At December 31, 2013, there was $17.6 million of unrecognized compensation expense related to unvested restricted stock and LTIP Units and $11.1 million of unrecognized compensation expense related to unvested 2011 OPP Units, 2012 OPP Units and 2013 MYLTIP Units that is expected to be recognized over a weighted-average period of approximately 2.7 years (See Note 20).

The shares of restricted stock were valued at approximately $3.9 million ($105.30 per share weighted-average), $2.2 million ($107.31 per share weighted-average) and $1.8 million ($93.40 per share weighted-average) for the years ended December 31, 2013, 2012 and 2011, respectively.

LTIP Units were valued using a Monte Carlo simulation method model in accordance with the provisions of ASC 718 “Compensation—Stock Compensation” (“ASC 718”). LTIP Units issued during the years ended December 31, 2013, 2012 and 2011 were valued at approximately $17.8 million, $17.3 million and $16.5 million, respectively. The weighted-average per unit fair value of LTIP Unit grants in 2013, 2012 and 2011 was $96.13, $98.83 and $86.74, respectively. The per unit fair value of each LTIP Unit granted in 2013, 2012 and 2011 was estimated on the date of grant using the following assumptions; an expected life of 5.7 years, 5.8 years and 5.8 years, a risk-free interest rate of 1.03%, 0.94% and 2.22% and an expected price volatility of 26.0%, 29.1% and 30.0%, respectively.

The non-qualified stock options granted during the years ended December 31, 2013, 2012 and 2011 had a weighted-average fair value on the date of grant of $18.46, $19.50 and $24.67 per option, respectively, which was computed using the Black-Scholes option-pricing model utilizing the following assumptions: an expected life of 6.0 years, 5.4 years and 6.0 years, a risk-free interest rate of 1.11%, 0.92% and 2.37%, an expected price volatility of 26.0%, 28.4% and 35.0% and an expected dividend yield of 3.0%, 2.9% and 3.0%, respectively. The exercise price of the options granted during the years ended December 31, 2013, 2012 and 2011 where $105.10, $107.23 and $92.71, respectively, which was the closing price of the Company’s common stock on the date of grant.

A summary of the status of the Company’s stock options as of December 31, 2013, 2012 and 2011 and changes during the years then ended are presented below:

	Shares	Weighted Average Exercise Price
Outstanding at December 31, 2010	324,938	$32.65
Granted	146,844	$92.71
Exercised	(316,159)	$32.63
Canceled	—	$—
Outstanding at December 31, 2011	155,623	$89.35
Granted	186,007	$107.23
Exercised	(22,823)	$72.42
Canceled	(24,280)	$100.15
Outstanding at December 31, 2012	294,527	$101.06
Granted	252,220	$104.50
Exercised	—	$—
Canceled	—	$—
Special dividend adjustment	12,076	$100.44
Outstanding at December 31, 2013	558,823	$100.43

The following table summarizes information about stock options outstanding at December 31, 2013:

Options Outstanding				Options Exercisable
Exercise Prices	Number Outstanding at 12/31/13	Remaining Contractual Life	Exercise Price	Number Exercisable at 12/31/13	Exercise Price
$90.71	131,837	7.1 years	$90.71	80,240	$90.71
$99.94	51,971	9.3 years	$99.94	—	$—
$102.83	205,821	9.1 years	$102.83	48,026	$102.83
$105.25	169,194	8.1 years	$105.25	71,602	$105.25

The total intrinsic value of the outstanding and exercisable stock options as of December 31, 2013 was approximately $0.8 million. In addition, the Company had 91,496 and 13,633 options exercisable at a weighted-average exercise price of $98.92 and $54.32 at December 31, 2012 and 2011, respectively.

The Company adopted the 1999 Non-Qualified Employee Stock Purchase Plan (the “Stock Purchase Plan”) to encourage the ownership of Common Stock by eligible employees. The Stock Purchase Plan became effective on January 1, 1999 with an aggregate maximum of 250,000 shares of Common Stock available for issuance. The Stock Purchase Plan provides for eligible employees to purchase on the business day immediately following the end of the biannual purchase periods (i.e., January 1-June 30 and July 1-December 31) shares of Common Stock at a purchase price equal to 85% of the average closing prices of the Common Stock during the last ten business days of the purchase period. The Company issued 6,442, 7,406 and 6,356 shares with the weighted average purchase price equal to $89.65 per share, $86.52 per share and $80.13 per share under the Stock Purchase Plan during the years ended December 31, 2013, 2012 and 2011, respectively.